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                               UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                                  Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) - August 21, 2003


                                    TXU Corp.
              (Exact name of registrant as specified in its charter)


         TEXAS                       1-12833                  75-2669310
(State or other jurisdiction     (Commission File         (I.R.S. Employer
   of incorporation)                  Number)             Identification No.)


            Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including Area Code - 214-812-4600



                             TXU US Holdings Company
             (Exact name of registrant as specified in its charter)

         TEXAS                      1-11668                   75-1837355
(State or other jurisdiction    (Commission File           (I.R.S. Employer
 of incorporation)                   Number)              Identification No.)


            Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411 (Address of principal executive offices, including zip code)

        Registrant's telephone number, including Area Code - 214-812-4600


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.



On August 21, 2003, TXU Corp. announced that the Public Utility Commission of Texas had approved an increase in electricity prices for North Texas residential and small business (Price to Beat) customers of its subsidiary, TXU Energy Company LLC, which is also a subsidiary of TXU US Holdings Company. The change, which has been implemented, will raise an average monthly residential electric bill of a customer using 1,000 kilowatt hours by approximately 3.7 percent or $3.61 per month.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                      TXU CORP.


                               By:     /s/ David H. Anderson
                                    ------------------------------------------

                                    Name:  David H. Anderson
                                    Title: Controller and Principal Accounting
                                           Officer

Date: August 27, 2003




                                  TXU US HOLDINGS COMPANY


                               By:  /s/  David H. Anderson
                                   -------------------------------------------

                                  Name:  David H. Anderson
                                  Title: Vice President and Controller


Date: August 27, 2003